Exhibit 10.36

               AMENDMENT 2 TO CREDIT AGREEMENT

     This Amendment 2 to Credit Agreement (the "Amendment") is entered into as of June 4, 2001, by and between KLT
Telecom Inc. (the "Lender") and Digital Teleport, Inc. (the
"Borrower").

     Whereas, Lender and Borrower have entered into a certain Credit Agreement dated as of February 21, 2001, providing for revolving credit loans of up to $25 million in the aggregate, which was amended by Amendment 1 dated as of April 30, 2001, to provide, among other things, an increase in the available commitment to $35 million (as so amended, the "Credit Agreement"), and

     Whereas, Borrower has requested to increase the maximum borrowing amount under the Credit Agreement, and Lender is willing to increase such amount on the terms and conditions herein.

         Therefore, in consideration of the of the undertakings set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the Credit Agreement.

2. The definition of "Commitment" in Article I of the Credit Agreement is amended in its entirety to read as follows:

          "Commitment" means the obligation of the Lender to make Loans not exceeding Forty Five Million Dollars
     ($45,000,000.00) in aggregate principal amount at any time outstanding.

3. This Amendment shall take effect on the last to occur of (i) the execution and delivery of this Amendment by Borrower and Lender, and (ii) Lender executing and delivering to Borrower a Second Amended and Restated Demand
Promissory Note, in the form attached hereto as Exhibit A.

4. To induce the Lender to enter into this Amendment, the Borrower represents and warrants that:

     (a)  The representations and warranties set forth in
Article IV of the Credit Agreement are true, correct and complete on the date hereof as if made on and as of the dated hereof.

     (b)  No Default exists on the date hereof.

5. The Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

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In witness whereof, Lender and Borrower have executed this
Amendment as of the date first above written.

             Digital Teleport, Inc.


             By:   /s/ Gary W. Douglass

             Name: Gary W. Douglass

             Title:  Senior Vice President and
                     Chief Financial Officer

             8112 Maryland Avenue, Suite 400
             St. Louis, MO 63105

             Telecopier:  (314) 253-1999

             KLT Telecom Inc.


             By:   /s/ Mark Schroeder

             Name: Mark Schroeder

             Title:  Vice President

             10740 Nall, Suite 230
             Overland Park, KS 66211

             Telecopier:  (913) 967-4340

                 SECOND AMENDED AND RESTATED
                   DEMAND PROMISSORY NOTE


Date:February 21, 2001                 Principal Amount:
$45,000,000.00


      Digital Teleport, Inc., a Missouri corporation (herein referred to as "BORROWER"), promises to pay to the order of KLT Telecom Inc., a Missouri corporation (herein referred to as "LENDER"), at its offices located at 10740 Nall, Suite 230, Overland Park, KS 66211 or at such other place as Lender may designate, the lesser of the principal sum of Forty Five Million Dollars ($45,000,000.00) (the "Maximum Principal Amount") or the aggregate unpaid principal amount of all Loans made by the Lender pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the "Agreement") hereinafter referred to, together with interest on the unpaid principal balance at the rates and on the dates set forth in the Agreement. The entire unpaid principal balance of this Note shall be immediately
due   and  payable  UPON  DEMAND  by  Lender, and  Borrower
acknowledges that any condition or requirement set forth in the Agreement or in any other agreement between Borrower and Lender is not the only basis upon which demand can be made hereunder.

      This Note is issued pursuant to, and is entitled to the benefits of, the Credit Agreement, dated as of February 21, 2001, among the Borrower and the Lender, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     This Note is a revolving line of credit note.  The
Lender may make advances of principal to the undersigned from time to time, pursuant to the provisions of the Agreement. However, the total amount of principal outstanding at any one time shall never exceed the Maximum
Principal Amount. All such advances shall be subject to the terms and conditions set forth in this Note. The amount and date of principal disbursed under this Note, together with the amount and date of any payments of principal under this Note, shall be recorded by Lender. It is agreed that the amount shown on the official records of Lender as outstanding from time to time shall constitute PRIMA FACIE evidence of the amount owing to Lender from the undersigned pursuant to this Note.

     The undersigned and all guarantors, endorsers, sureties or other persons liable hereon or liable for the payment of this Note, and each of them, waive diligence, presentment for payment, demand, protest, and notice of demand, protest and non-payment, and dishonor and notice of dishonor, and specifically consent to and waive notice of any and all renewals, extensions, or modifications which might be made by the holder hereof as to the payment of this Note and specifically consent to and waive notice of the changing of the rate of interest or imposition of any fees in consideration of any loan renewal, extension or modification from time to time and hereby consent to and waive any defense by reason of extension of time for payment or other indulgence granted by Lender, and further agree that the failure of the holder of this Note to take or perfect any security for this Note or the release or modification of any security for this Note will not affect the liability of any party liable for the payment of this Note. Further, the release of any party liable hereon or in respect to this Note shall not release any other such party. The pleading of any statute of limitations as a defense to any demand against the undersigned and all guarantors, endorsers, sureties or other persons liable herein or liable for the payment of this Note, is expressly waived by each and all of said parties.

                                 BORROWER:

                                 Digital Teleport, Inc.
ATTEST:                          a Missouri corporation

By: /s/ Daniel A. Davis          By: /s/ Gary W. Douglass
Name:   Daniel A. Davis          Name:   Gary W. Douglass
Title:  Vice President           Title: SVP & CFO